                                 EXHIBIT 10.13

                             PERFORMANCE UNIT AWARD


Granted To:                     <<FirstName>>

Effective Date of Grant:        <<Effdate>>

Targeted Award:                 <<PUs>> Performance Units

Performance Period:             January 1, 1996 through December 31, 1998


        Under the Long-Term Incentive Program of W.R. Grace & Co. (the "Company"), the Compensation, Employee Benefits and Stock Incentive Committee (the "Committee") of the Company's Board of Directors has granted you a Performance Unit Award under which you may earn performance units in an amount equal to (or, in certain circumstances, greater than) the Targeted Award set forth above, over the Performance Period.

        This Targeted Award will be earned by you if the performance objectives described in Annex B for the performance Period are met. If the performance objectives are only partially achieved or are over-achieved, the amount you actually earn under this Award will be decreased (or eliminated) or increased as set forth in Annex B.

        As soon as practicable after the Performance Period is completed, the number of performance units earned will be calculated and paid in cash, in shares of the Company's Common Stock, or a combination of the two, at the discretion of the Committee (after taking your preference into account). The number of performance units earned is subject to a discretionary downward adjustment of up to 20% if your individual performance during the Performance Period does not meet expectations.

        The consequences of a change in or termination of your employment status during the Performance Period are described in the attached Administrative Practices (Annex C).

THIS DOCUMENT CONSTITUTES PART OF A
PROSPECTUS COVERING SECURITIES THAT
HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933.

        In all matters regarding the administration of Performance Unit Awards, the Committee has full and sole jurisdiction, subject to the provisions of Annex C.

        Performance Unit Awards are being granted only to a limited number of executives of the Company and its subsidiaries. This Award should, consequently, be treated confidentially.

                                        W.R. Grace & Co.


                                        By /s/  A.J. Costello
                                           ---------------------------------
                                           A.J. Costello
                                           Chairman, President
                                           and Chief Executive Officer

                                        Acceptance of the foregoing is
                                        acknowledged this ____ day of
                                        _________________, 199___

                                        __________________________________
                                             (Signature of Participant)

                                        __________________________________
                                              (Please Print Full Name)

        In all matters regarding the administration of Performance Unit Awards, the Committee has full and sole jurisdiction, subject to the provisions of Annex C.

        Performance Unit Awards are being granted only to a limited number of executives of the Company and its subsidiaries. This Award should, consequently, be treated confidentially.


                                W. R. Grace & Co.



                                By /s/ P. J. Hamilton
                                   ---------------------------------------
                                   P. J. Hamilton
                                   Senior Vice President,
                                   Human Resources



                                Acceptance of the foregoing is acknowledged
                                this      day of              , 199
                                    ------      --------------     --



                                -------------------------------------------
                                       (Signature of Participant)




                                -------------------------------------------
                                       (Please Print Full Name)

                                     ANNEX B

                    CALCULATION OF PERFORMANCE UNITS EARNED*

Name of Participant:    name

Incentive Unit:         product line

Targeted Award:         pus Performance Units

You may earn Performance Units, depending on the performance of your incentive unit and W. R. Grace & Co. (the "Company") Common Stock over the three-year Performance Period 1996-1998.

The two measurements of performance ("Performance Objectives") are (1) the "Value Contribution" of your Incentive Unit and (2) the Market Performance of the Company's Common Stock and dividends relative to that of other companies. These Performance Objectives and their components, and examples of calculations under each, are described below. The number of performance units earned is calculated separately under each Performance Objective.

1. THE THREE-YEAR CUMULATIVE VALUE CONTRIBUTION PERFORMANCE OF YOUR INCENTIVE UNIT (67% WEIGHT)

         Sixty-seven percent (67%) of your Targeted Award will be earned if the Performance Target, as shown below, is achieved over the Performance Period by your product line.

         Performance Target:   $                    Value Contribution (a)

(a) "Value Contribution" equals annual net operating profit after taxes ("NOPAT") cash flow less __% times Average Annual Gross Assets aggregated for each of the three years during the 1996-1998 Performance Period as illustrated in the following example:

                                  VALUE CONTRIBUTION PERFORMANCE TARGET CALCULATION ($000)
                                  --------------------------------------------------------
                                  1996           1997            1998              TOTAL
                                  ----           ----            ----              -----

(1)       NOPAT Cash Flow                                                            NA

(2)       Average Annual Gross                                                       NA
          Asset Base

(3)       __% Minimum $ Return
          (.__ x Line 2)                                                             NA

(4)       Value Contribution                                                       -----
          (Line 1 Less Line 3)
                                                                                   -----

* Terms not defined herein have the meanings set forth in Annex C.

THIS DOCUMENT CONSTITUTES PART OF A
PROSPECTUS COVERING SECURITIES THAT
HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933.                                                  GROUP 2

                              Earned Award Schedule

               If your Incentive Unit achieves its Performance Target, you will earn 67% of your Targeted Performance Unit Award. At various other achievement levels, the following percentages of your Performance Unit Award would be earned:

                   (1)                 (2)                     (3)

                                    "Value                % of Targeted
                                  Contribution"          Performance Unit
       Performance Level           Achievement*           Award Earned*
       -----------------          -------------          ----------------
                                      ($000)
(1)    Performance Tier 3                             167.50% (67% of 250%)

(2)    Performance Tier 2                             134.00% (67% of 200%)

(3)    Performance Tier 1                             100.50% (67% of 150%)
       -------------------------------------------------------------------
(4)    Performance Target                              67.00% (67% of 100%)
       -------------------------------------------------------------------
(5)    Interim Target                                  33.50% (67% of 50%)
          Performance

(6)    Performance                                      26.80% (67% of 40%)
          Threshold

* The % of Targeted Award Earned for Value Contribution Achievement between Performance Levels is interpolated on a straight line basis between each Performance Level.

If a $ Value Contribution Performance level (Performance Tier 3) or more is achieved, you will earn the maximum - 167.5% - of your Targeted Performance Unit Award for Value Contribution Performance.

If a Value Contribution level below $ is achieved, you will not earn any Performance Units under the Value Contribution Performance component of your Performance Unit Award.

II. THE COMPANY'S STOCK MARKET PERFORMANCE (33% WEIGHT)

         Performance Target: The Company ranks at the 50th percentile among companies that comprise the Standard and Poor's Industrial Index (the "S&P Industrials").

                                                                         GROUP 2

         The Company's Market Performance will be measured by its relative shareholder value created ("SVC") -- defined as stock price appreciation plus dividends paid -- over the Performance Period, compared to that of the other companies that comprise the S&P Industrials for the same period of time.

         For measurement purposes, the average of the daily closing prices of the Company's Common Stock will be calculated for the calendar quarter immediately preceding the beginning of the Performance Period (the Beginning Stock Price or "BSP"), and for the final calendar quarter of the Performance Period (the Final Stock Price or "FSP"). The Company's SVC will be determined according to the following calculation:

        (FSP + Dividends Paid during the Performance Period) - BSP = SVC
        ----------------------------------------------------------------
                                       BSP

         The Company's SVC will be ranked among that of the other companies that comprise the S&P Industrials at both the beginning and the end of the Performance Period, and this ranking will be converted to a percentile ranking. The percentile ranking will be used, as explained below, to determine the percent of the Market Performance component of your Targeted Award that you will earn.

                              Earned Award Schedule

         If the Company's Market Performance ranks at the 40th percentile among the companies that comprise the S&P Industrials at the beginning and end of the Performance Period, you will earn 13.2% of your Targeted Award.

         For each one-tenth percentile that the Company ranks above the 40th percentile, you will earn an additional .198% of your Targeted Award up to and including 33.0% of your Targeted Award if the Company ranks at the 50th percentile of the S&P Industrials.

         For each one-tenth percentile that the Company ranks above the 50th percentile, you will earn (in addition to 33% of your Targeted Award) .14143% of your Targeted Award, up to a maximum of 82.5% of your Targeted Award if the Company's Market Performance ranks at the 85th percentile or higher.

               k    k    k    k    k    k    k    k    k    k    k    k

A sample calculation of Performance Units Earned is provided below. For purposes of this sample calculation, assume that your Targeted Award covers 1,000 Performance Units and that the following performance results were achieved:

Value contribution:      $               (between Tier 1 and Tier 2 performance)

Market performance:             percentile rank

                                                                         GROUP 2

      PERFORMANCE UNITS EARNED FOR YOUR INCENTIVE UNIT'S VALUE CONTRIBUTION

      1,005.00       Performance Units for achieving Performance Level Tier 1 of
                     $                          (1.005 x 1,000)

                     Performance Units for exceeding Performance Level Tier 1 by
                     $

                     $____________________________ x   (134.00% - 100.50%) =
                     $

                      ________________     .50244 x  33.50%   x  10  =  168.32


                     Total Performance Units earned for Value Contribution Performance

       PERFORMANCE UNITS EARNED FOR THE COMPANY'S STOCK MARKET PERFORMANCE

         330.0 Performance Units (33% of the Targeted Award) for 50th percentile ranking, plus

         216.39      Performance Units for ranking 15.3% points higher than the
  _____________      50th percentile (15.3 x 10 x .0014143 x 1,000)

         546.39 Performance Units earned for the Company's market performance


TOTAL PERFORMANCE UNITS EARNED:  _____ (________ + ______), OR _____% OF
                                              YOUR TARGETED AWARD.

               k    k    k    k    k    k    k    k    k    k    k    k

         The total number of Performance Units you may earn is limited to 2.5 times the number of your Targeted Performance Units, but there is no limit on the value of the Performance Units you may earn, because each such unit is equal in value to a share of the Company's Common Stock at the end of the Performance Period. For example, if the fair market value of the Company's Common Stock were $80 per share on the last trading day of 1998, the value of your Targeted Performance Units Earned would be $_______ ($80 x _____).

         The total number of Performance Units earned may be reduced by up to 20% in the event that your individual performance is less than satisfactory during the Performance Period.

                                                                         GROUP 2

                                     ANNEX B

                    CALCULATION OF PERFORMANCE UNITS EARNED*

Name of Participant:     name

Incentive Unit:          W. R. Grace & Co. (the "Company")

Targeted Award:          <<numberperfunits>> Performance Units

You may earn Performance Units, depending on the performance of your incentive unit and the Company's Common Stock over the three-year Performance Period 1996-1998.

The two measurements of performance ("Performance Objectives") are (1) the "Value Contribution" of your Incentive Unit and (2) the Market Performance of the Company's Common Stock and dividends relative to that of other companies. These Performance Objectives and their components, and examples of calculations under each, are described below. The number of performance units earned is calculated separately under each Performance Objective.

1. THE THREE-YEAR CUMULATIVE VALUE CONTRIBUTION PERFORMANCE OF YOUR INCENTIVE UNIT (50% WEIGHT)

                  Fifty percent (50%) of your Targeted Award will be earned if the Performance Target, as shown below, is achieved over the Performance Period by your incentive unit.

                  Performance Target:     $               Value Contribution (a)

(a) "Value Contribution" equals annual net operating profit after taxes ("NOPAT") cash flow less __% times Average Annual Gross Assets aggregated for each of the three years during the 1996-1998 Performance Period as illustrated in the following example:

                                  VALUE CONTRIBUTION PERFORMANCE TARGET CALCULATION ($000)
                                  --------------------------------------------------------
                                  1996           1997            1998              TOTAL
                                  ----           ----            ----              -----

(1)       NOPAT Cash Flow                                                            NA

(2)       Average Annual Gross                                                       NA
          Asset Base

(3)       __% Minimum $ Return
          (.__ x Line 2)                                                             NA

(4)       Value Contribution                                                       -----
          (Line 1 Less Line 3)
                                                                                   -----

*Terms not defined herein have the meanings set forth in Annex C.

THIS DOCUMENT CONSTITUTES PART OF A
PROSPECTUS COVERING SECURITIES THAT
HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933.                                                  GROUP 1

                              Earned Award Schedule

               If your Incentive Unit achieves its Performance Target, you will earn 50% of your Targeted Performance Unit Award. At various other achievement levels, the following percentages of your Performance Unit Award would be earned:

                   (1)                 (2)                     (3)

                                    "Value                % of Targeted
                                  Contribution"          Performance Unit
       Performance Level           Achievement*           Award Earned*
       -----------------          -------------          ----------------
                                      ($000)

(1)    Performance Tier 3                or above     125.0% (50% of 250%)

(2)    Performance Tier 2                             100.0% (50% of 200%)

(3)    Performance Tier 1                              75.0% (50% of 150%)
       ------------------------------------------------------------------
(4)    Performance Target                              50.0% (50% of 100%)
       ------------------------------------------------------------------
(5)    Interim Target                                  25.0% (50% of 50%)
          Performance

(6)    Performance                                     20.0% (50% of 40%)
          Threshold

* The % of Targeted Award Earned for Value Contribution Achievement between Performance Levels is interpolated on a straight line basis between each Performance Level.

If a $         Value Contribution Performance level (Performance Tier 3) or more is achieved, you will earn the maximum - 125.0% - of your Targeted Performance Unit Award.

If a Value Contribution level below $        is achieved, you will not earn any
Performance Units under the Value Contribution Performance component of your Performance Unit Award.

                                                                         GROUP 1

II.  THE COMPANY'S STOCK MARKET PERFORMANCE (50% WEIGHT)

     Performance Target: The Company ranks at the 50th percentile among companies that comprise the Standard and Poor's Industrial Index (the "S&P Industrials").

     The Company's Market Performance will be measured by its relative shareholder value created ("SVC") -- defined as stock price appreciation plus dividends paid -- over the Performance Period, compared to that of the other companies that comprise the S&P Industrials for the same period of time.

     For measurement purposes, the average of the daily closing prices of the Company's Common Stock will be calculated for the calendar quarter immediately preceding the beginning of the Performance Period (the Beginning Stock Price or "BSP"), and for the final calendar quarter of the Performance Period (the Final Stock Price or "FSP"). The Company's SVC will be determined according to the following calculation:

        (FSP + Dividends Paid during the Performance Period) - BSP = SVC
        ----------------------------------------------------------------
                                       BSP

     The Company's SVC will be ranked among that of the other companies that comprise the S&P Industrials at both the beginning and the end of the Performance Period, and this ranking will be converted to a percentile ranking. The percentile ranking will be used, as explained below, to determine the percent of the Market Performance component of your Targeted Award that you will earn.

                              Earned Award Schedule

     If the Company's Market Performance ranks at the 40th percentile among the companies that comprise the S&P Industrials at the beginning and end of the Performance Period, you will earn 20.0% of your Targeted Award.

     For each one-tenth percentile that the Company ranks above the 40th percentile, you will earn an additional .30% of your Targeted Award up to and including 50.0% of your Targeted Award if the Company ranks at the 50th percentile of the S&P Industrials.

     For each one-tenth percentile that the Company ranks above the 50th percentile, you will earn (in addition to 50% of your Targeted Award) .2143% of your Targeted Award, up to a maximum of 125% of your Targeted Award if the Company's Market Performance ranks at the 85th percentile or higher.

               k    k    k    k    k    k    k    k    k    k    k    k

                                                                         GROUP 1

A sample calculation of Performance Units Earned is provided below. For purposes of this sample calculation, assume that your Targeted Award covers 1,000 Performance Units and that the following performance results were achieved:

Value contribution:         $            (between Tier 1 and Tier 2 performance)

Market performance:             percentile rank

      PERFORMANCE UNITS EARNED FOR YOUR INCENTIVE UNIT'S VALUE CONTRIBUTION

750.00               Performance Units for achieving Performance Level Tier 1 of
                     $                         (.75 x 1,000)

                     Performance Units for exceeding Performance Level Tier 1 by
                     $

                     $                                    x   (100.0% - 75.0%) =
                     $

                     .10845  x  25.0%   x  10  =  27.11
- --------------

777.11               Total Performance Units earned for Value Contribution
                     Performance

       PERFORMANCE UNITS EARNED FOR THE COMPANY'S STOCK MARKET PERFORMANCE

500.00 Performance Units (50% of the Targeted Award) for 50th percentile ranking, plus

327.88 Performance Units for ranking 15.3% points higher than the 50th percentile (15.3 x 10 x .002143 x 1,000)
- --------------
827.88 Performance Units earned for the Company's market performance


TOTAL PERFORMANCE UNITS EARNED:  _____ (______ + ______), OR _____% OF
                                               YOUR TARGETED AWARD.

               k    k    k    k    k    k    k    k    k    k    k    k

                                                                         GROUP 1

     The total number of Performance Units you may earn is limited to 2.5 times the number of your Targeted Performance Units, but there is no limit on the value of the Performance Units you may earn, because each such unit is equal in value to a share of the Company's Common Stock at the end of the Performance Period. For example, if the fair market value of the Company's Common Stock were $80 per share on the last trading day of 1998, the value of your Targeted Performance Units Earned would be $_______ ($80 x _____).

     The total number of Performance Units earned may be reduced by up to 20% in the event that your individual performance is less than satisfactory during the Performance Period.

                                                                         GROUP 1

                                                                         ANNEX C

                                W. R. GRACE & CO.

               Administrative Practices - Performance Unit Awards

1.       Definitions

         "Board of Directors": The Board of Directors of the Company.

         "Business": As the context may require, a product line, group, division, Subsidiary or other unit of the Company.

         "Change in Control of the Company": A "Change in Control of the Company" means and shall be deemed to have occurred if (a) the Company determines that any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, has become the "beneficial owner" (as defined in Rule 13d-3 under such Act), directly or indirectly, of 20% or more of the outstanding Common Stock of the Company; (b) individuals who are Continuing Directors cease to constitute a majority of any class of the Board of Directors; (c) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a "Corporate Transaction"), in each case with respect to which the stockholders of the Company immediately prior to such Corporate Transaction do not, immediately after the Corporate Transaction, own more than 60% of the combined voting power of the corporation resulting from such Corporate Transaction; or (d) the stockholders of the Company approve a complete liquidation or dissolution of the Company. Notwithstanding any other provision of this definition, the NMC Disposition shall not be deemed a "Change in Control of the Company" for purposes of this definition.

THIS DOCUMENT CONSTITUTES PART OF A
PROSPECTUS COVERING SECURITIES THAT
HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933.

         "Committee": The Compensation, Employee Benefits and Stock Incentive Committee of the Board of Directors or a successor to such Committee.

         "Common Stock": The common stock of the Company, par value $1.00 per share, or such other class of shares or other securities or property as may be applicable pursuant to the provisions of Section 7(b).

         "Company": W. R. Grace & Co., a New York corporation, and/or, if applicable in the context, one or more of its Subsidiaries.

         "Continuing Director": Any member of the Board of Directors who was such a member on March 6, 1996 and any successor to a Continuing Director who is approved as a nominee or elected to succeed a Continuing Director by a majority of the Continuing Directors who are then members of the Board of Directors.

         "Cost of Capital": The rate of return on assets necessary to adequately compensate investors for the risks they bear when investing in the debt and/or equity securities of the Company.

         "Incentive Unit": The Company, or one or more product lines, groups, divisions, Subsidiaries or other units of the Company, or any combination of the foregoing, the performance of which during the Performance Period will determine whether and to what extent the Performance Units granted to a Participant will be actually earned.

         "Incomplete Performance Unit Award": A Performance Unit Award for which the Performance Period has not been completed as of the date referred to.

         "Key Executive": An officer or other senior, full-time employee of the Company who, in the opinion of the Committee, can contribute significantly to the growth and successful operations of the Company.

         "NMC Disposition": A transaction or series of transactions whereby control of the business presently conducted by the Company's National Medical Care, Inc. subsidiary (such business, the "NMC Businesses") is separated from control of substantially all of the other businesses presently conducted by the Company and its affiliates (the "Non-NMC Businesses"), regardless of the structure of such transaction, and which may include (among other actions by the Company) a distribution by the Company, with respect to each share of its Common Stock, of one share of a newly formed corporation that directly or indirectly owns or controls the Non-NMC Businesses.

         "Participant": A Key Executive who is a recipient of a Performance Unit Award.

         "Performance Period": A period of three calendar years (or, if the Committee so determines, a "Shortened Performance Period" consisting of less than three calendar years) over which Performance Units may be earned. Performance Periods with respect to different Performance Awards made to the same individual may overlap.

         "Performance Unit Award": An undertaking by the Company, set forth in a written document, to financially reward a Key Executive, which undertaking is contingent upon or measured by the attainment over the Performance Period of specified performance objectives ("Performance Objectives") determined by the Committee within 90 days after the beginning of each Performance Period, which Performance Objectives may be based on or determined by reference to (a) the performance of the Company relative to the performance of other companies, as measured by stock price appreciation, dividends paid over the Performance Period, and/or such other criteria as may be determined by the Committee in its sole discretion, (b) the performance of the Company or one or more Incentive Units in terms of Value Contribution or earnings during the Performance Period, and/or (c) such other measures, standards or other criteria as may be determined by the Committee in its sole discretion.

         "Performance Units": Numerical units granted to Key Executives under the Program.

         "Performance Units Earned": The number of Performance Units actually earned by a Participant pursuant to the terms of a Performance Unit Award.

         "Program": The Company's Long-Term Incentive Program, as set forth (a) herein, (b) in a Performance Unit Award accompanying this document and (c) in Annex B ("Calculation of Performance Units Earned") to such Performance Unit Award.

         "Subsidiary": A corporation (or other form of business association) of which common stock (or other ownership interests) (i) having more than 50% of the voting power regularly entitled to vote for directors (or equivalent management rights) or (ii) regularly entitled to receive more than 50% of the dividends (or their equivalents) paid on the common stock (or its equivalent) are owned, directly or indirectly, by the Company.

         "Targeted Award": The number of Performance Units subject to and covered by the terms of a Performance Unit Award.

         "Value Contribution": (a) Cash flow attributable to annual net operating profit after taxes of the Incentive Unit, less a charge based on the average annual gross assets of the Incentive Unit, aggregated for each of the three years during the Performance Period; or (b) such other measures, standards or other criteria as may be determined by the Committee in its sole discretion.

2.       Program Administration

         (a) The Program shall be administered by the Committee, which shall take the actions permitted or required under the Program and shall be solely responsible for interpreting the provisions of the Program. All such actions shall be taken, and all such interpretations shall be made, by and in the sole discretion of the Committee and shall be final and binding upon the Company, the Key Executives and the Participants. No member of the Committee shall be eligible to receive a Performance Unit Award while serving on the Committee.

         (b) In addition to any other actions that the Committee shall be permitted or required to take pursuant to paragraph 2(a) above, the Committee shall approve (i) the Performance Objectives for each Performance Unit Award;
(ii) the Performance Period over which a Performance Unit Award may be earned;
(iii) the Key Executives who are to be granted Performance Unit Awards, and (iv) the Targeted Award subject to each Performance Unit Award, including adjustments thereof as permitted or required hereunder, in any Performance Unit Award or in Annex B thereto.

         (c) Except as provided in Section 7(f), the Committee may, in the event of the sale, spin-off or other disposition of a Business, require that Participants employed in or by such Business remain in the employ of the successor employer (except for reasons of death, total disability, retirement at age 62 or later, or termination of employment not for cause) until the end of the Performance Period in order to receive payment with respect to Performance Units Earned, whether or not the Program (either in its entirety or as in effect during such Performance Period) or such Participants' participation therein is terminated prior to the end of the Performance Period.

3.       Performance Unit Awards

         (a) The Committee may at any time, or from time to time, grant Performance Unit Awards to Key Executives. Each Performance Unit Award shall be evidenced by a written instrument containing such terms and conditions as the Committee shall approve, provided the instrument is consistent with the terms hereof.

         (b) No Performance Unit Award, nor any payment or right thereunder, shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance or charge, except by will or the laws of descent and distribution, or by the terms of a Participant's Designation of Beneficiary, if any, filed with the Company.

         (c) In the case of a Key Executive who becomes a Participant after the beginning of a Performance Period, the Committee may ratably reduce the amount of the Targeted Award covered by such Executive's Performance Unit Award or otherwise appropriately adjust the terms of the Performance Unit Award to reflect the fact that the Key Executive is to be a Participant for only part of the Performance Period.

         (d) Performance Unit Awards are intended to be related to the results of the ongoing businesses of the Company. Consequently, to the extent practicable, (i) Performance Units Earned will be calculated on the basis of the Company as constituted at the beginning of the Performance Period and (ii) subject to the provisions hereof applicable to termination or change in employment status and to the amendment or discontinuance of Performance Unit Awards, the Performance Objectives applicable to Performance Unit Awards will remain unchanged during the Performance Period, except as follows:

             (A) In the event of an acquisition that is within a product line president's approval authority, or that of the Executive Committee, and that is difficult to track separately, such acquisition will be included in the Incentive Unit's operating results, but the Performance Objectives will not be adjusted therefor.

             (B) In the event that a Business is transferred from one Incentive Unit to another, the Performance Objectives will not be adjusted for either Incentive Unit; rather, operating results for both Incentive Units will be restated as if the Business had remained under the supervision of the original Incentive Unit during the entire Performance Period.

             (C) If so determined by the Chief Executive Officer, gains and losses from unbudgeted extraordinary events may be excluded from the operating results of an Incentive Unit, except that such exclusions must be approved by the Committee if they affect the calculation of Performance Units Earned with respect to a Participant who is an executive officer of the Company.

4.       Termination or Change in Employment Status

         (a) In the event that during any Performance Period a Participant resigns without the consent of the Committee, or retires under a retirement plan of the Company or a Subsidiary before age 62 without the consent of the Committee, or is terminated for cause, such Participant shall forfeit all rights in any Incomplete Performance Unit Award.

         (b) Except as specified in Section 2(c), in the event that during any Performance Period a Participant ceases to be an employee for any reason other than those indicated in Section 4(a), his or her rights in any Incomplete Performance Unit Award shall thereupon vest and, after the completion of the Performance Period, he or she shall be entitled to receive any Performance Units Earned he or she would otherwise have received under his or her Performance Unit Award, except that the amount of any Performance Units Earned shall be reduced ratably in proportion to the portion of the Performance Period during which the Participant was not an employee.

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
         (c) Unless the Committee otherwise directs, a Participant who is transferred or promoted to a new or different position, whether with Performance Objectives the same as or different from those applicable to his or her former position, will have his or her Performance Units Earned calculated on the basis of the Performance Objectives that were established for his or her former position.

         (d) Except as modified by the provisions of Sections 4(b) and 4(c), payments due to Participants pursuant to the applicable preceding paragraphs, above, shall be calculated and made in accordance with the provisions of Section 5, "Calculation of Performance Units Earned: Form of Payment."

         (e) A leave of absence, if approved by the Committee, shall not be deemed a termination or change of employment for the purposes of this Section 4, but, unless the Committee otherwise directs, any Performance Units Earned a Participant would otherwise have received under a Performance Unit Award shall be reduced ratably in proportion to the portion of the Performance Period during which the Participant was on such leave of absence.

         (f) Upon completion of a Performance Period, the Participant's rights in respect of any Performance Units Earned shall become fully vested.

         (g) Any consent, approval or direction which the Committee may give under this section in respect of an event or transaction may be given before or after the event or transaction.

5.       Calculation of Performance Units Earned: Form of Payment

(a) As soon as practicable after the completion of a Performance Period or a Shortened Performance Period, the extent to which the Performance Objectives of a Performance Unit Award have been achieved and the amount and value of any Performance Units Earned shall be determined by the Committee as set forth in Annex B. The value of any Performance Units Earned shall be calculated based on the Fair Market Value per share of the Company's Common Stock on the last trading date of the Performance Period. All calculations shall be made in accordance with the generally accepted accounting principles customarily applied by the Company and shall be

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
submitted to the Committee for its review and approval. The number of Performance Units Earned, as so determined, may be decreased in individual cases, at the Committee's discretion, by as much as 20% in the event individual performance is less than satisfactory.

         (b) Except as set forth in Section 7(f), the value of any Performance Units Earned shall be paid as soon as practicable after the end of the Performance Period or, if so determined by the Committee, the Shortened Performance Period. The Committee may determine (after taking into account the preferences indicated by individual Participants) that a portion (up to 100%) of the value of the Performance Units Earned by a Participant may be paid in shares of the Company's Common Stock under a Stock Incentive Plan of the Company (with the balance, if any, paid in cash). The number of shares to be delivered shall be determined by dividing (i) the value of the portion of the Performance Units Earned to be paid in shares of the Company's Common Stock by (ii) the Fair Market Value (as defined in the relevant stock incentive plans of the Company) of the Company's Common Stock on the date of such determination by the Committee.

6.       General

         (a) Nothing contained herein or in any instrument executed in connection with the Program shall confer upon a Participant any right to continue in the employ of the Company or a Subsidiary, or shall affect the right of the Company or a Subsidiary to terminate his or her employment with or without cause.

         (b) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any Performance Units Earned.

         (c) Nothing in a Performance Unit Award is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to employees generally, or to any class or group of employees, which the Company or a Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, annual bonus, stock purchase, stock bonus or stock option plan; provided, however, that no amounts awarded or paid pursuant to any Performance Unit

Award shall be included or counted as compensation for the purposes of any employee benefit plan of the Company or a Subsidiary where contributions to the plan, or the benefits received from the plan, are measured or determined, in whole or in part, by the amount of the employee's compensation.

         (d) The grant of a Performance Unit Award to an employee of a Subsidiary shall be contingent on the approval of the Performance Unit Award by the Subsidiary and the Subsidiary's agreement that (i) the Company may administer such Award on its behalf and (ii) the Subsidiary will make, or reimburse the Company for, the payments called for by the Performance Unit Award. The provisions of this paragraph and the obligations of the Subsidiary so undertaken may be waived, in whole or in part, from time to time by the Company.

7.       Adjustments, Amendments and Discontinuance

         (a) In the event that an acquisition, a divestment, a substantial change in tax or other laws or in accounting principles or practices, a natural disaster or an unbudgeted or unanticipated event renders fulfillment of the Performance Objectives by a Participant, on an individual basis, impossible or impracticable, or result in the achievement of the Performance Objectives without appreciable effort by a Participant on an individual basis, the Committee may amend the relevant Participant's Performance Unit Award in any appropriate manner so that the Participant may earn Performance Units comparable to those that might have been earned if the event had not occurred.

         (b) In the event that there occurs any reclassification, split-up or consolidation of the Common Stock or any spin-off or other distribution of the assets of the Company to its shareholders (including without limitation an extraordinary dividend), or in the event that the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or for shares of the stock or other securities or property of any other corporation or person, or a record date for the determination of the holders of Common Stock entitled to receive a dividend payable in shares of Common Stock shall occur, then in any such case, the Targeted Awards of the Participants shall be equitably adjusted as determined by the Committee.

         (c) The Chief Executive Officer of the Company may approve such technical changes and clarifications to Performance Unit Awards as may be necessary, provided that such changes or clarifications do not vary substantially from the terms and conditions contained herein.

         (d) The granting of Performance Unit Awards may be amended or discontinued by the Committee at any time.

         (e) No amendment or discontinuance of Performance Unit Awards shall, without a Participant's consent, adversely affect his or her rights in any Performance Unit Awards theretofore granted to him or her, except that, if the Committee so directs, all Incomplete Performance Unit Awards may be terminated prospectively with the same effect as a termination of employment under Section 4(b).

         (f) Notwithstanding Section 7(e), the following amounts shall be paid to Participants as promptly as practicable following a Change in Control of the Company, which amounts shall not be pro rated or otherwise adjusted in any manner whatsoever:

               (i) if the Change in Control of the Company occurs during the third year of a Performance Period, the actual award earned for such Performance Period; and

               (ii) if the change in Control of the Company occurs during the first year or the second year of a Performance Period, the Targeted Award for such performance Period.

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